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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Summary Consolidated Financial Information," "Selected Consolidated Financial Data" and "Experts" and to the use of our unsigned reports on Great Dane Holdings Inc. and subsidiaries dated February 14, 1995, in the Registration Statement (Amendment No. 1 to Form S-1 No. 33-56595) and related Prospectus of Great Dane Holdings Inc. dated February 27, 1995.


                                          ERNST & YOUNG LLP

Kalamazoo, Michigan
February 27, 1995